SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K



                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):

                        November 17, 1998

                       METRIS MASTER TRUST
                    METRIS RECEIVABLES, INC.
             (Originator of the Metris Master Trust)
     (Exact name of registrant as specified in its charter)


    Delaware                 033-99514                41-1810301
(State of Incorporation)     (Commission File Number) (IRS Employer
                                                       Identification No.)



      600 South Highway 169, Suite 300, St. Louis Park, Minnesota 55426
                    (Address of principal executive offices)


                         (612) 417-5645
      (Registrant's telephone number, including area code)







                    METRIS RECEIVABLES, INC.
                   Current Report on Form 8-K


Item 7.     Financial Statements and Exhibits

           Ex.   10.1  Amended  and  Restated  Pooling   and
                       Servicing  Agreement dated as of  July  30,
                       1998 among Metris Receivables, Inc. ("MRI"), as
                       Transferor,  Direct  Merchants  Credit  Card
                       Bank, N.A. ("DMCCB") as  Servicer,  and  the
                       Bank  of  New  York (Delaware) ("BONY") as
                       Trustee (incorporated by reference to Exhibit
                       4 (a) to Registration Statement on Form S-1
                       (No. 333-61343).)

           Ex.  10.2   Amended  and restated Bank  Receivables
                       Purchase Agreement dated as of July 30, 1998 among Metris Companies Inc. and
                       DMCCB (incorporated by reference to Exhibit 4
                       (c) to Registration Statement on Form S-1
                       (No. 333-61343).)

           Ex.   10.3  Amended and restated Receivables
                       Purchase Agreement dated as
                       of July 30, 1998 among Metris Companies Inc.
                       and MRI (incorporated by reference to Exhibit 4 (d) to Registration Statement on Form S-1 (No. 333-61343).)

           Ex.  20a  Series  1996-1  October  Certificateholders'
                     Statement

           Ex.  20b  Series  1997-1  October  Certificateholders'
                     Statement

           Ex.  20c  Series  1997-2  October  Certificateholders'
                     Statement

                            SIGNATURE


         Pursuant to the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     METRIS RECEIVABLES, INC.



                                 By/s/
                                      Paul T. Runice
                                      Treasurer




Dated:  November 17, 1998